PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

               MASTER FINANCIAL ASSET SECURITIZATION TRUST 1998-2

                                   DISCLAIMER



--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ('PW') as underwriter for the Master Financial Asset Securitization Trust 1998-2, and not by or as agent for Master Financial, Inc. or any of its affiliates (collectively, the 'Transferor'). The Transferor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

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

               MASTER FINANCIAL ASSET SECURITIZATION TRUST 1998-2

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THIS PAGE MUST BE  ACCOMPANIED  BY A  DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY
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DESCRIPTION OF LOANS

Characteristics of the pool of Initial Loans as of 4/30/98. A Pre-Funding Account will be established in the amount of $51,747,311.


Total Number of Initial Loans:                           5,026

Current Principal Balance:                        $163,252,689

Average Loan Balance:                                  $32,482

WA Loan Rate:                                           13.70%

WA Original Term (months):                                 235

WA Remaining Term (months):                                232

WA Seasoning (months):                                       4

WA FICO Score:                                             680

WA Debt-to-Income                                       38.70%

WA Original Combined LTV:                              113.73%

% of Second Liens:                                      99.37%

% Owner Occupied:                                       99.92%

% FHA Title I:                                           1.84%

As of the Cut-Off Date, 99.84% of the loans were not more than 30 days late and 100% of the loans were not more than 60 days late.

Note: Additional information regarding the Initial Loans can be found starting on page 11.


PRICING INFORMATION (TO 10% CALL)  (a)
--------------------------------------------------------------------------------------------------------------------------
                                                           First       Final     Principal                    Expected
                 Approximate                      WAL    Principal   Principal    Window       Stated          Ratings
     Class          Size        Coupon          (Years)    Payment     Payment     (Years)     Maturity    (Moody's/Fitch/Duff)
--------------------------------------------------------------------------------------------------------------------------

      A-1        $74,260,000     Float (b)(c)   1.20      06/98       10/00       2.42        09/09         Aaa/AAA/AAA

      A-2        $32,072,000     Fixed (c)      3.00      10/00       01/02       1.33        10/12         Aaa/AAA/AAA

      A-3        $28,084,000     Fixed (c)      5.00      01/02       12/05       4.00        11/18         Aaa/AAA/AAA

      A-4        $17,589,000     Fixed (c)     10.16      12/05       12/09       4.08        08/24         Aaa/AAA/AAA

    A-4 IO       $17,589,000     Fixed (d)(c)    -          -           -           -           -           Aaa/AAA/AAA

      M-1        $21,715,000     Fixed (c)      7.95      07/02       12/09       7.50        08/24          Aa2/AA/AA

      M-2        $19,543,500     Fixed (c)      7.95      07/02       12/09       7.50        08/24           A2/A/A

      B-1        $17,372,000     Fixed (c)      7.95      07/02       12/09       7.50        08/24        Baa3/BBB/BBB

      B-2       $6,514,500    Not Publicly Offered
--------------------------------------------------------------------------------------------------------------------------

Notes:(a) 100%  Prepayment  Assumption:   2% CPR  in  month 1, and an additional
          0.929% per annum in each month thereafter until month 15. On and after month 15, 15% CPR.

      (b) The lesser of (i) One-Month LIBOR plus 0.__ % and (ii) the weighted average Coupon Rate of the Loans, less [1.25]% per annum.

      (c) Coupon will be increased by [0.50%] for each payment after the Initial Call Date.

      (d) Notional balance for the first 26 months will equal the Class A-4 Class principal balance and will be zero thereafter.


Pricing Speed:      2% CPR, increasing to 15% over 15 months.

Payment Date:       The 20th of each  month  or,  if such day is not a  Business
                    Day, the next  succeeding  Business Day,  commencing in June
                    1998.

Settlement Date:    On or about [May 28, 1998]

Cut-off Date:       The close of business on April 30,  1998.  Because the bonds will be settling flat, only 50% of the collateral interest payments collected during May will be deposited into the Trust.

Payment Delay:      With the  exception  of the Class A-1 Notes,  19 Days.  With respect to the Class A-1 Notes, 0 days.

Payment Terms:      Monthly

Interest Accrual    With the exception  of  the Class  A-1  Notes, interest will
Period:             accrue on the Notes at a fixed rate  during the month  prior to the month of the related Payment Date (from and including the Closing Date until the end of the month prior to the month of the related distribution in the case of the first
                    Payment Date) based on a 30/360 day year. With respect to the Class A-1 Notes, interest will accrue from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the current Payment Date at the Class A-1 Note Interest Rate on an Actual/360 day basis. The
                    "Class A-1 Note Interest Rate" will be equal to the lesser of (x) with respect to any Payment Date, One-Month LIBOR plus 0._% per annum and (y) the weighted average interest rate on the loans, less [1.25]% per annum (the rate described in this clause (y), the "Available Funds Cap").

DESCRIPTION OF SECURITIES

Title of Securities:     Master  Financial Asset  Securitization
                         Trust 1998-2

Underlying:              The  Notes   will  be   secured,   in  part,   by  debt
Collateral               consolidation,  home  improvement,  and other primarily
                         second lien home equity loans, with combined loan to value ratios generally in excess of 100%.

Transferor/Servicer:     Master Financial, Inc.

Lead Underwriters:       PaineWebber Incorporated

Co-Underwriters:         Deutsche  Morgan  Grenfell,  Inc.  Residential  Funding
                         Securities Corporation

Depositor:               PaineWebber Mortgage Acceptance Corporation IV

Owner Trustee:           Wilmington Trust Company

Indenture Trustee:       The Bank of New York

Offering:                Public  shelf  offering - a prospectus  and  prospectus
                         supplement will be distributed after pricing.

Offered Notes: Class A-1 through A-4 Notes and Class A-4 IO Notes (together, the 'Senior Notes'), Class M-1 and Class M-2 Notes (the 'Mezzanine Notes') and Class B-1 Notes (together with the Senior Notes, the Mezzanine Notes, and the Class B-2 Notes, the 'Notes'). The Class B-2 Notes and the Residual Interest Certificates are NOT being offered publicly.

Class A-4 IO Note:       The  Class  A-4 IO  Notional  Balance  will be equal to
                         the Class A-4 Note Balance for each Payment Date up to and including [July 20, 2000] (for the first 26 payment dates). After such Payment Date, the Notional Balance shall be zero. The fixed rate coupon on the Class A-4
                         IO is expected to be [6.320%]. The Class A-4 IO will have no principal balance and will not be entitled to distributions of principal.

Form of Offering:        Book-Entry form, same-day funds  through DTC for all of
                         the Notes.

Denominations:           The Notes are  issueable  in minimum  denominations  of
                         an original amount of $25,000 and multiples of $1,000 thereafter.

Pre-Funding Account:     On the Closing Date,  approximately  [$51,747,311] will
                         be deposited in an account (the "Pre-Funding Account"),
                         which account is in the name of the  Indenture  Trustee
                         and is part of the  Grantor  Trust  and will be used to
                         acquire Subsequent Loans. During the Pre-Funding Period
                         (as  defined  below),  the  amount  on  deposit  in the
                         Pre-Funding   Account  (net  of   investment   earnings
                         thereon) (the "Pre-Funding  Amount") will be reduced by
                         the amount thereof used to purchase Subsequent Loans in
                         accordance  with  the  Grantor  Trust  Agreement.   The
                         "Pre-Funding Period" is the period commencing on the Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account (net of investment earnings thereon) is less than $50,000 and (ii) [August 28, 1998].

Credit Enhancement:      Credit  enhancement  with respect to the Offered  Notes
                         will  be   provided   by  (1)  Excess   Interest,   (2)
                         Overcollateralization  and (3) the subordination of the
                         rights of holders of the Residual Interest Certificate,
                         the  Class B-2 Notes  and the  lower-rated  classes  of
                         Offered  Notes  to  receive   interest  and  principal,
                         respectively.

Excess Interest:         The  weighted  average  coupon  rate  on the  loans  is
                         generally expected to be higher than the sum of the servicing fee (including the trustee fees) and the weighted average pass through rate on the Notes, thus generating excess interest collections which will be available to fund payments on the Notes on each Payment
                         Date.

Overcollateralization:   Excess   Interest  will  be  applied,   to  the  extent
                         available, to make accelerated payments of principal to
                         the  Notes  then   entitled  to  receive   payments  of
                         principal;  such  application  will cause the aggregate
                         principal balance of the Notes to amortize more rapidly
                         than  the  loans.  Prior  to  the  Stepdown  Date,  the
                         Overcollateralization  Target Amount equals the greater
                         of  (a)  [3.50%]  of  the  sum  of  the  Original  Pool
                         Principal Balance and the Original  Pre-Funding  Amount
                         (the  "Maximum  Collateral  Amount")  and  (b)  the Net
                         Delinquency   Calculation  Amount.  On  and  after  the
                         Stepdown Date, the Overcollateralization  Target Amount
                         equals the greater of (a) [7.00%] of the Pool Principal
                         Balance as of the end of the related Due Period and (b)
                         the   Net   Delinquency    Calculation    Amount.   The
                         Overcollateralization Target Amount will not in any event be less than [0.50%] of the Maximum Collateral
                         Amount (the `Overcollateralization Floor') or greater than the outstanding Class Principal Balances of the Notes.

Undercollateralization:  On the Closing Date, the aggregate principal balance of the Notes will exceed the sum of the Initial Pool Principal Balance and the Original Pre-Funding Amount by approximately 1%. The application of Excess Spread, if available, to reduce the principal balance of the Notes is intended first to eliminate such undercollateralization and then to create the overcollateralization described in the preceding paragraph.

Net Delinquency
Calculation Amount:      With respect to any Payment Date,  the excess,  if any,
                         of (x) the  product of [1.7] and the Six Month  Rolling
                         Delinquency  Average over (y) the aggregate  amounts of
                         Excess Spread for the three  preceding  Payment  Dates.
                         The Net Delinquency  Calculation  Amount may be removed
                         if the Rating Agencies no longer require it. The Rating
                         Agencies   must  confirm  that  the  original   ratings
                         assigned will not be downgraded or withdrawn as a result of such change. After such change the Net
                         Delinquency Calculation Amount would be deemed to be zero for all future calculations.

Subordination:           The  rights  of the Class M-1  Noteholders  to  receive
                         payments  of  interest  on each  Payment  Date  will be
                         subordinate  to those of the  Senior  Noteholders,  the
                         rights of the Class M-2 Noteholders to receive payments
                         of interest on each Payment Date will be subordinate to
                         those  of the  Senior  Noteholders  and the  Class  M-1
                         Noteholders, the rights of the Class B-1 Noteholders to
                         receive  payments of interest on each Payment Date will
                         be subordinate to those of the Senior  Noteholders  and
                         Mezzanine  Noteholders,  the  rights  of the  Class B-2
                         Noteholders  to receive  payments  of  interest on each
                         Payment  Date  will  be  subordinate  to  those  of the
                         holders  of the  Offered  Notes,  and the rights of the
                         Residual   Interest   Certificateholders   to   receive
                         distributions on each Payment Date will be subordinate to those of the Noteholders.

                         The rights of the Class M-1 Noteholders to receive payments of principal on each Payment Date will be subordinate to those of the Senior Noteholders, the rights of the Class M-2 Noteholders to receive payments of principal on each Payment Date will be subordinate to those of the Senior Noteholders and the Class M-1 Noteholders, the rights of the Class B-1 Noteholders to receive payments of principal on each Payment Date will be subordinate to those of the Senior Noteholders and Mezzanine Noteholders, the rights of the Class B-2
                         Noteholders  to receive  payments of  principal on each
                         Payment Date will be subordinate to those of the holders of the Offered Notes, and the rights of the Residual Interest Certificateholders to receive distributions on each Payment Date will be subordinate to those of the Noteholders.

Stepdown Date:           The  Stepdown   Date  means  the  first   Payment  Date
                         occurring   after  [May  20,  2001]  as  to  which  the
                         aggregate Class  Principal  Balance of the Senior Notes
                         will be able to be  reduced  to the  excess  of (i) the
                         Pool   Principal    Balance   as   of   the   preceding
                         Determination Date over (ii) the greater of (a) the sum
                         of (1)  approximately  [60.60]%  of the Pool  Principal
                         Balance as of the preceding  Determination Date and (2)
                         the   Overcollateralization   Target  Amount  for  such
                         Payment Date and (b) [0.50%] of the Maximum  Collateral
                         Amount.


Summary of Subordination & Overcollateralization Target Amounts:

                           Initial           Before                    After              After
                           Expected          Stepdown                  Stepdown           Stepdown
                           Subord.(a)        O/C Target (b)            Subord. (c)        O/C Target (d)
-------------------------------------------------------------------------------------------------------------------

Senior Notes                 30.00%               3.50%                  60.60%                7.00%
Class M-1 Notes              20.00%               3.50%                  40.40%                7.00%
Class M-2 Notes              11.00%               3.50%                  22.22%                7.00%
Class B-1 Notes               3.00%               3.50%                   6.06%                7.00%

-------------------------------------------------------------------------------------------------------------------

(a) The initial amount of subordination for each class as of the Closing Date as a percentage of the notes.
(b)  The Overcollateralization Target Amount prior to the Stepdown Date.
(c) The expected subordination for each class on the Stepdown Date as a percentage of the then current collateral balance.
(d) The Overcollateralization Target Amount on and after the Stepdown Date as a percentage of the current collateral balance, but at no time less than the Overcollateralization Floor.

Payment and Distribution
Priorities:              (1)  interest to the holders of the Senior Notes;
                         (2)  interest to the holders of the Class M-1 Notes;
                         (3)  interest to the holders of the Class M-2 Notes;
                         (4)  interest to the holders of the Class B-1 Notes;
                         (5)  interest to the holders of the Class B-2 Notes;
                         (6)  sequentially  to pay  principal  to the holders of
                              the Class  A-1,  Class A-2,  Class A-3,  and Class
                              A-4,  in that  order  until the  respective  Class
                              Principal Balances thereof are reduced to zero, the amount necessary to reduce the aggregate Class
                              Principal Balance of the Senior Notes (excluding the Class A-4 IO Notes) to the Senior Optimal
                              Principal Balance; provided, however, that on each Payment Date occurring on or after any reduction of the Class Principal Balances of the Class M and Class B Notes to zero through the application of Allocable Loss Amounts, payment shall be made among the remaining Senior Notes (excluding the Class A-4 IO) pro rata and not sequentially;
                         (7)  sequentially,  to the holders of the Class M-1 and
                              the Class M-2 Notes, in that order, until the Class Principal Balances thereof are reduced to the Optimal Principal Balance, respectively;
                         (8)  sequentially,  to the  holders  of the  Class  B-1
                              Notes and the Class B-2 Notes, in that order, until the Class Principal Balances thereof are reduced to the Optimal Principal Balance;
                         (9)  sequentially  to the Class M-1 Notes and the Class
                              M-2 Notes, in that order,  until their  respective
                              Loss Reimbursement Deficiencies, if any, have been paid in full;
                         (10) sequentially, to the Class B-1 Notes and the Class
                              B-2 Notes,  in that  order,  until the  applicable
                              Loss Reimbursement Deficiencies, if any, has been paid in full; and
                         (11) any  remaining  amounts  to  the  holders  of  the
                              Residual Interest Certificates.

Application of Allocable
Loss Amounts:            In  the  event  that  on any  Payment  Date  after  the
                         Undercollateralization  Amount has been reduced to zero
                         (a) the  aggregate of the Class  Principal  balances of
                         all Classes of Notes on any Payment Date (after  giving
                         effect to all  payments  on such date)  exceeds (b) the
                         sum of the Pool Principal  Balance and the  Pre-Funding
                         Amount, each as of the end of the immediately preceding
                         Due Period (such excess,  an "Allocable  Loss Amount"),
                         such   Allocable   Loss   Amount   will   be   applied,
                         sequentially,  in  reduction  of  the  Class  Principal
                         Balances  of the Class B-2 Notes,  the Class B-1 Notes,
                         the Class M-2  Notes and the Class M-1  Notes,  in that
                         order,  until the respective  Class Principal  Balances
                         thereof have been reduced to zero. On each Payment Date
                         prior  to  the  Payment   Date  on  which  the  Initial
                         Undercollateralization  Amount is reduced to zero,  the
                         Allocable  Loss  Amount  will be zero.  Allocable  Loss
                         Amounts  will not be applied in  reduction of the Class
                         Principal   Balance  of  any  Class  of  Senior  Notes.
                         Allocable Loss Amounts applied to any applicable  Class
                         of   Offered   Notes   will   entitle   such  Class  to
                         reimbursement (such entitlement,  a "Loss Reimbursement
                         Deficiency") in accordance with the payment priorities specified hererin until the earlier of (x) the payment in full of such amount, and (y) the applicable Maturity
                         Date.

Optional Termination:    The holders of an aggregate  percentage interest in the
                         Residual Interest Certificates in excess of 50% may, at
                         their  option,  effect  an  early  termination  of  the
                         Grantor Trust on or after any Payment Date on which the
                         Pool Principal  Balance  declines to 10% or less of the
                         Maximum  Collateral  Amount,  by purchasing  all of the
                         Loans  at  a  price  equal  to  or  greater   than  the
                         Termination Price.

Servicing/Other Fees:    The collateral is subject to certain fees,  including a
                         servicing fee and trustee fees of [1.25]% per annum payable monthly; provided, however, that so long as the required Over-collateralization amount equals the Net
                         Delinquency Calculation Amount, the Servicing Fee shall be equal to [0.75]% per annum.

Advancing by Servicer:   There is no required advancing of delinquent  principal
                         or interest by the Servicer or Trustee.

Tax Considerations:      The issuer will be an Owner  Trust.  The Offered  Notes
                         will be characterized as debt for federal income tax purposes.

ERISA Considerations:    In general,  the Offered Notes will be ERISA  eligible.
                         However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such certificates.

SMMEA Eligibility:       NONE of the Notes will be SMMEA-eligible.

Prospectus:              The  Offered  Notes are  being  offered  pursuant  to a
                         Prospectus  which  includes  a  Prospectus   Supplement
                         (together, the 'Prospectus'). Complete information with
                         respect  to the  Offered  Notes and the  collateral  is
                         contained in the  Prospectus.  The  material  presented
                         herein is qualified in its entirety by the  information
                         appearing  in the  Prospectus.  To the extent  that the
                         foregoing  is  inconsistent  with the  Prospectus,  the
                         Prospectus  shall govern in all respects.  Sales of the
                         Offered  Notes  may  not  be  consummated   unless  the
                         purchaser has received the Prospectus.

DESCRIPTION OF INITIAL LOANS AS OF CUT-OFF DATE


Aggregate Field                   Description   Count       Balance    Pool%

State Name                             Alaska     32        1,406,342   0.86
                                      Arizona    133        5,308,183   3.25
                                     Arkansas     16          499,548   0.31
                                   California    985       43,622,276  26.72
                                     Colorado     94        3,823,988   2.34
                                  Connecticut     61        2,573,471   1.58
                                     Delaware     30          492,914   0.30
                         District of Columbia     21          391,493   0.24
                                      Florida    162        6,107,170   3.74
                                      Georgia      1           24,963   0.02
                                       Hawaii     14          652,195   0.40
                                        Idaho     39        1,349,014   0.83
                                     Illinois      4          162,610   0.10
                                      Indiana    138        3,288,177   2.01
                                         Iowa     26          958,522   0.59
                                       Kansas     69        2,460,529   1.51
                                     Kentucky     31        1,034,974   0.63
                                    Louisiana     31        1,123,757   0.69
                                        Maine      5          180,425   0.11
                                     Maryland    797       16,010,875   9.81
                                Massachusetts     34        1,475,349   0.90
                                     Michigan    199        7,676,657   4.70
                                    Minnesota     54        2,041,362   1.25
                                  Mississippi      5          168,709   0.10
                                     Missouri     77        2,578,788   1.58
                                      Montana     15          470,511   0.29
                                     Nebraska     14          461,740   0.28
                                       Nevada    105        4,178,032   2.56
                                New Hampshire     18          680,696   0.42
                                   New Jersey      2           49,681   0.03
                                   New Mexico     24          870,830   0.53
                                     New York     94        3,785,283   2.32
                               North Carolina     96        3,756,511   2.30
                                 North Dakota      1            6,873   0.00
                                         Ohio    118        4,485,180   2.75
                                     Oklahoma     58        2,061,640   1.26
                                       Oregon     77        3,075,928   1.88
                                 Pennsylvania    483       10,624,172   6.51
                                  Puerto Rico      1            6,135   0.00
                                 Rhode Island     16          530,326   0.32
                               South Carolina     40        1,256,157   0.77
                                    Tennessee     69        2,336,090   1.43
                                        Texas     11          172,728   0.11
                                         Utah     35        1,570,305   0.96
                                     Virginia    472        8,292,663   5.08
                                   Washington    169        7,039,186   4.31
                                West Virginia      1           41,418   0.03
                                    Wisconsin     45        1,854,425   1.14
                                      Wyoming      4          233,892   0.14
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%

DESCRIPTION OF INITIAL LOANS AS OF CUT-OFF DATE


Aggregate Field                   Description   Count       Balance    Pool%

Current Balance                    0K+ to 10K    919        5,863,302   3.59
                                  10K+ to 20K    662        9,696,043   5.94
                                  20K+ to 30K    921       23,805,558  14.58
                                  30K+ to 40K    916       32,290,752  19.78
                                  40K+ to 50K    786       36,770,302  22.52
                                  50K+ to 60K    308       17,139,784  10.50
                                  60K+ to 70K    238       15,535,699   9.52
                                  70K+ to 80K    190       14,147,383   8.67
                                  80K+ to 90K     32        2,718,901   1.67
                                 90K+ to 100K     54        5,284,964   3.24
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Current Rate                         8+ -  9%      4           54,863   0.03
                                     9+ - 10%     36          895,884   0.55
                                    10+ - 11%     84        1,596,435   0.98
                                    11+ - 12%    484       15,330,083   9.39
                                    12+ - 13%  1,733       47,392,552  29.03
                                    13+ - 14%  1,217       44,374,022  27.18
                                    14+ - 15%    854       32,608,298  19.97
                                    15+ - 16%    469       16,474,783  10.09
                                    16+ - 17%    128        3,973,996   2.43
                                    17+ - 18%     13          434,703   0.27
                                    18+ - 19%      4          117,073   0.07
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Lien Type                          First Lien     10          408,970   0.25
                                  Second Lien  4,986      162,223,991  99.37
                                   Third Lien     30          619,728   0.38
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%

DESCRIPTION OF INITIAL LOANS AS OF CUT-OFF DATE


Aggregate Field                   Description   Count       Balance    Pool%


Orig. Combined LTV                30+% to 35%      3           86,451   0.05
                                  35+% to 40%      3           54,241   0.03
                                  40+% to 45%      3           80,371   0.05
                                  45+% to 50%      3           93,966   0.06
                                  50+% to 55%      8          185,923   0.11
                                  55+% to 60%      6          174,894   0.11
                                  60+% to 65%      5          112,925   0.07
                                  65+% to 70%     12          177,753   0.11
                                  70+% to 75%     16          326,477   0.20
                                  75+% to 80%     38          872,396   0.53
                                  80+% to 85%     68        1,171,034   0.72
                                  85+% to 90%    151        2,616,196   1.60
                                  90+% to 95%    267        4,488,311   2.75
                                  95+% to100%    426        8,168,245   5.00
                                100+% to 105%    560       13,345,573   8.17
                                105+% to 110%    595       17,514,091  10.73
                                110+% to 115%    662       22,953,755  14.06
                                115+% to 120%    758       29,524,120  18.08
                                120+% to 125%  1,374       59,305,849  36.33
                          125.01% and greater     68        2,000,117   1.23
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Seasoning                       1 mo. or less  1,656       68,650,379  42.05
                                 2 to 12 mos.  2,180       85,041,817  52.09
                                13 to 24 mos.    290        3,342,278   2.05
                                25 to 36 mos.    478        4,070,978   2.49
                                37 to 48 mos.    383        2,003,216   1.23
                                49 to 60 mos.     37          113,086   0.07
                                61 to 72 mos.      2           30,936   0.02
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Remaining Term                   1 to 30 mos.    688        4,060,858   2.49
                                31 to 60 mos.    539        5,852,727   3.59
                                61 to 90 mos.     17          336,781   0.21
                               91 to 120 mos.    204        6,336,945   3.88
                              121 to 150 mos.      5          167,273   0.10
                              151 to 180 mos.  1,168       41,911,331  25.67
                              181 to 210 mos.      3           71,807   0.04
                              211 to 240 mos.    821       32,580,207  19.96
                              271 to 300 mos.  1,581       71,934,761  44.06
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%
DESCRIPTION OF INITIAL LOANS AS OF CUT-OFF DATE


Aggregate Field                   Description   Count       Balance    Pool%

Original Term              1 mos. to 119 mos.  1,245       10,326,234   6.33
                         120 mos. to 179 mos.    207        6,399,057   3.92
                         180 mos. to 239 mos.  1,168       41,974,556  25.71
                         240 mos. to 299 mos.    825       32,618,081  19.98
                         300 mos. to 360 mos.  1,581       71,934,761  44.06
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Credit Risk - Range                    to 619     29          605,412   0.37
                                   620 to 639    591       15,842,806   9.70
                                   640 to 659    939       31,282,989  19.16
                                   660 to 679  1,013       37,568,939  23.01
                                   680 to 699    907       33,700,111  20.64
                                   700 to 719    702       24,037,058  14.72
                                   720 to 739    413       11,643,260   7.13
                                   740 to 759    226        5,265,913   3.23
                                   760 to 779    150        2,192,785   1.34
                                   780 to 799     38          856,435   0.52
                              800 and greater     18          256,980   0.16
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Debt-to-Income Ratio              Up to 20.00     75        1,936,664   1.19
                               20.01 to 25.00    192        5,802,248   3.55
                               25.01 to 30.00    473       14,595,863   8.94
                               30.01 to 35.00    884       26,292,276  16.11
                               35.01 to 40.00  1,238       36,143,553  22.14
                               40.01 to 45.00  1,390       45,575,413  27.92
                               45.01 to 50.00    664       27,794,861  17.03
                               50.01 to 55.00     97        4,528,077   2.77
                            55.01 and greater     13          583,734   0.36
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%

The Following Tables Run To Call:

                                                                                  % of Prepayment Assumption
CLASS A-1                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                            4.99         1.86         1.44        1.20         1.04         0.93
FIRST PRINCIPAL PAY                06/98        06/98        06/98        06/98       06/98        06/98
LAST PRINCIPAL PAY                 10/07        05/02        05/01        10/00       05/00        02/00
WINDOW (YEARS)                      9.42         4.00         3.00        2.42         2.00         1.75

                                                                      % of Prepayment Assumption
CLASS A-2                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           10.95         4.98         3.74        3.00         2.51         2.17
YIELD @ 100.000                    6.42%        6.38%        6.36%        6.34%       6.32%        6.30%
DURATION                            7.68         4.15         3.24        2.66         2.26         1.97
FIRST PRINCIPAL PAY                10/07        05/02        05/01        10/00       05/00        02/00
LAST PRINCIPAL PAY                 11/10        06/04        12/02        01/02       06/01        01/01
WINDOW (MONTHS)                     3.17         2.17         1.67        1.33         1.17         1.00

                                                                      % of Prepayment Assumption
CLASS A-3                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           15.25         8.01         6.21        5.00         4.16         3.55
YIELD @ 100.000                    6.72%        6.69%        6.68%        6.67%       6.65%        6.64%
DURATION                            9.28         6.00         4.92        4.11         3.52         3.06
FIRST PRINCIPAL PAY                11/10        06/04        12/02        01/02       06/01        01/01
LAST PRINCIPAL PAY                 11/17        12/09        07/07        12/05       09/04        10/03
WINDOW (MONTHS)                     7.08         5.58         4.67        4.00         3.33         2.83

                                                                      % of Prepayment Assumption
CLASS A-4                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           22.03        15.19        12.19        10.16        8.56         7.36
YIELD @ 100.000                    7.14%        7.13%        7.13%        7.12%       7.12%        7.11%
DURATION                           10.88         9.03         7.92        7.02         6.22         5.56
FIRST PRINCIPAL PAY                11/17        12/09        07/07        12/05       09/04        10/03
LAST PRINCIPAL PAY                 07/21        07/15        02/12        12/09       02/08        10/06
WINDOW (MONTHS)                     3.75         5.67         4.67        4.08         3.50         3.08


The Following Tables Run To Call:


                                                                      % of Prepayment Assumption
CLASS M-1                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.39        12.13         9.64        7.95         6.66         5.71
YIELD @ 100.000                    7.30%        7.29%        7.28%        7.27%       7.26%        7.25%
DURATION                           10.08         7.68         6.61        5.75         5.04         4.47
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 07/21        07/15        02/12        12/09       02/08        10/06
WINDOW (MONTHS)                     9.75        10.42         8.58        7.50         6.33         5.42

                                                                      % of Prepayment Assumption
CLASS M-2                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.39        12.13         9.64        7.95         6.66         5.71
YIELD @ 100.000                    7.61%        7.60%        7.59%        7.58%       7.57%        7.56%
DURATION                            9.84         7.55         6.51        5.68         4.99         4.43
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 07/21        07/15        02/12        12/09       02/08        10/06
WINDOW (MONTHS)                     9.75        10.42         8.58        7.50         6.33         5.42

                                                                      % of Prepayment Assumption
CLASS B-1                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.39        12.13         9.64        7.95         6.66         5.71
YIELD @ 100.000                    8.56%        8.55%        8.54%        8.53%       8.52%        8.51%
DURATION                            9.17         7.17         6.23        5.47         4.83         4.30
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 07/21        07/15        02/12        12/09       02/08        10/06
WINDOW (MONTHS)                     9.75        10.42         8.58        7.50         6.33         5.42


The Following Tables Run To Maturity:

                                                                      % of Prepayment Assumption
CLASS A-4                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           22.39        16.48        13.75        11.56        9.84         8.49
YIELD @ 100.000                    7.14%        7.15%        7.16%        7.16%       7.16%        7.16%
DURATION                           10.95         9.36         8.40        7.53         6.76         6.08
FIRST PRINCIPAL PAY                11/17        12/09        07/07        12/05       09/04        10/03
LAST PRINCIPAL PAY                 04/23        10/22        12/21        03/20       10/17        09/15
WINDOW (MONTHS)                     5.50        12.92        14.50        14.33       13.17        12.00

                                                                      % of Prepayment Assumption
CLASS M-1                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.57        12.77        10.42        8.64         7.30         6.27
YIELD @ 100.000                    7.30%        7.30%        7.30%        7.30%       7.29%        7.29%
DURATION                           10.11         7.84         6.85        6.00         5.31         4.73
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 03/23        07/22        05/21        02/19       11/16        08/14
WINDOW (MONTHS)                    11.42        17.42        17.83        16.67       15.08        13.25

                                                                      % of Prepayment Assumption
CLASS M-2                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.57        12.76        10.40        8.61         7.27         6.24
YIELD @ 100.000                    7.61%        7.61%        7.61%        7.60%       7.60%        7.59%
DURATION                            9.87         7.70         6.74        5.92         5.24         4.67
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 03/23        03/22        08/20        02/18       10/15        07/13
WINDOW (MONTHS)                    11.42        17.08        17.08        15.67       14.00        12.17

                                                                      % of Prepayment Assumption
CLASS B-1                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.56        12.71        10.32        8.54         7.19         6.17
YIELD @ 100.000                    8.56%        8.56%        8.55%        8.55%       8.54%        8.53%
DURATION                            9.20         7.29         6.41        5.66         5.02         4.50
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 01/23        07/21        04/19        10/16       04/14        01/12
WINDOW (MONTHS)                    11.25        16.42        15.75        14.33       12.50        10.67

--------------------------------------------------------------------------------
               MASTER FINANCIAL ASSET SECURITIZATION TRUST 1998-2

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC"). Neither the issuer of the Notes nor any of its affiliates makes any representation as to the accuracy and completeness of this information, which supersedes all information previously provided by RFSC contained in any collateral term sheets and/or any computational materials relating to the pool. This information is preliminary and will be superseded by the descriptions in the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission
--------------------------------------------------------------------------------

DESCRIPTION OF LOANS

Characteristics of the pool of Initial Loans as of 4/30/98. A Pre-Funding Account will be established in the amount of $51,747,311.


Total Number of Initial Loans:                           5,026

Current Principal Balance:                        $163,252,689

Average Loan Balance:                                  $32,482

WA Loan Rate:                                           13.70%

WA Original Term (months):                                 235

WA Remaining Term (months):                                232

WA Seasoning (months):                                       4

WA FICO Score:                                             680

WA Debt-to-Income                                       38.70%

WA Original Combined LTV:                              113.73%

% of Second Liens:                                      99.37%

% Owner Occupied:                                       99.92%

% FHA Title I:                                           1.84%

As of the Cut-Off Date, 99.84% of the loans were not more than 30 days late and 100% of the loans were not more than 60 days late.

Note: Additional information regarding the Initial Loans can be found starting on page 10.

PRICING INFORMATION (TO 10% CALL)  (a)

                                                  First       Final     Principal                    Expected
             Approximate                 WAL    Principal   Principal    Window       Stated          Ratings
 Class          Size        Coupon    (Years)    Payment     Payment     (Years)     Maturity    (Moody's/Fitch/Duff)
 -----          ----        ------    -------    -------     -------     -------     --------    --------------------
  A-1        $74,260,000     Float(b)(c)1.20      06/98       10/00       2.42        09/09         Aaa/AAA/AAA
  A-2        $32,072,000     Fixed(c)   3.00      10/00       01/02       1.33        10/12         Aaa/AAA/AAA
  A-3        $28,084,000     Fixed(c)   5.00      01/02       12/05       4.00        11/18         Aaa/AAA/AAA
  A-4        $17,589,000     Fixed(c)  10.16      12/05       12/09       4.08        08/24         Aaa/AAA/AAA
A-4 IO       $17,589,000(d)  Fixed(c)    -          -           -           -           -           Aaa/AAA/AAA
  M-1        $21,715,000     Fixed(c)   7.95      07/02       12/09       7.50        08/24          Aa2/AA/AA
  M-2        $19,543,500     Fixed(c)   7.95      07/02       12/09       7.50        08/24           A2/A/A
  B-1        $17,372,000     Fixed(c)   7.95      07/02       12/09       7.50        08/24        Baa3/BBB/BBB
  B-2         $6,514,500    Not Publicly Offered

 Notes:

(a) 100% Prepayment Assumption: 2% CPR in month 1, and an additional 0.929% per annum in each month thereafter until month 15. On and after month 15, 15% CPR.

(b) The lesser of (i) One-Month LIBOR plus 0.__ % and (ii) the weighted average Coupon Rate of the Loans, less [1.25]% per annum.

(c) Coupon will be increased by [0.50%] for each payment after the Initial Call Date.

(d) Notional balance for the first 26 months will equal the Class A-4 Class principal balance and will be zero thereafter. Pricing Speed: 2% CPR, increasing to 15% over 15 months.

Payment Date:            The  20th  of  each  month  or,  if  such  day is not a
                         Business  Day,  the  next   succeeding   Business  Day,
                         commencing in June 1998.

Settlement Date:         On or about [May 28, 1998]

Cut-off Date:            The close of  business on April 30,  1998.  Because the
                         bonds will be settling flat, only 50% of the collateral
                         interest   payments   collected   during  May  will  be
                         deposited into the Trust.

Payment Delay:           With the  exception  of the Class A-1  Notes,  19 Days.
                         With respect to the Class A-1 Notes, 0 days.

Payment Terms:           Monthly

Interest Accrual
Period: With the exception of the Class A-1 Notes, interest will accrue on the Notes at a fixed rate during the month prior to the month of the related Payment Date (from and including the Closing Date until the end of the month prior to the month of the related distribution in the case of the first Payment Date) based on a 30/360 day year. With respect to the Class A-1 Notes, interest will accrue from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the current Payment Date at the Class A-1 Note Interest Rate on an Actual/360 day basis. The "Class A-1 Note Interest Rate" will be equal to the lesser of (x) with respect to any Payment Date, One-Month LIBOR plus 0._% per annum and (y) the weighted average interest rate on the loans, less [1.25]% per annum (the rate described in this clause
                         (y), the "Available Funds Cap").

DESCRIPTION OF SECURITIES

Title of Securities:     Master Financial Asset Securitization Trust 1998-2

Underlying Collateral:   The  Notes   will  be   secured,   in  part,   by  debt
                         consolidation, home improvement, and other primarily second lien home equity loans, with combined loan to value ratios generally in excess of 100%.

Transferor/Servicer:     Master Financial, Inc.

Lead Underwriters:       PaineWebber Incorporated

Co-Underwriters:         Deutsche Morgan Grenfell, Inc.
                         Residential Funding Securities Corporation

Depositor:               PaineWebber Mortgage Acceptance Corporation IV

Owner Trustee:           Wilmington Trust Company

Indenture Trustee:       The Bank of New York

Offering:                Public  shelf  offering - a prospectus  and  prospectus
                         supplement will be distributed after pricing.

Offered Notes:           Class  A-1  through  A-4  Notes  and Class A-4 IO Notes
                         (together, the 'Senior Notes'), Class M-1 and Class M-2
                         Notes  (the  'Mezzanine  Notes')  and  Class  B-1 Notes
                         (together with the Senior Notes, the Mezzanine Notes, and the Class B-2 Notes, the 'Notes'). The Class B-2
                         Notes and the Residual Interest Certificates are NOT being offered publicly.

Class A-4 IO Note :      The Class A-4 IO Notional  Balance will be equal to the
                         Class A-4 Note Balance for each Payment Date up to and including [July 20, 2000] (for the first 26 payment dates). After such Payment Date, the Notional Balance shall be zero. The fixed rate coupon on the Class A-4
                         IO is expected to be [6.320%]. The Class A-4 IO will have no principal balance and will not be entitled to distributions of principal.

Form of Offering:        Book-Entry form,  same-day funds through DTC for all of
                         the Notes.

Denominations:           The Notes are issueable in minimum  denominations of an
                         original amount of $25,000 and multiples of $1,000 thereafter.

Pre-Funding Account:     On the Closing Date,  approximately  [$51,747,311] will
                         be deposited in an account (the "Pre-Funding Account"),
                         which account is in the name of the  Indenture  Trustee
                         and is part of the  Grantor  Trust  and will be used to
                         acquire Subsequent Loans. During the Pre-Funding Period
                         (as  defined  below),  the  amount  on  deposit  in the
                         Pre-Funding   Account  (net  of   investment   earnings
                         thereon) (the "Pre-Funding  Amount") will be reduced by
                         the amount thereof used to purchase Subsequent Loans in
                         accordance  with  the  Grantor  Trust  Agreement.   The
                         "Pre-Funding Period" is the period commencing on the Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account (net of investment earnings thereon) is less than $50,000 and (ii) [August 28, 1998].

Credit Enhancement:      Credit  enhancement  with respect to the Offered  Notes
                         will  be   provided   by  (1)  Excess   Interest,   (2)
                         Overcollateralization  and (3) the subordination of the
                         rights of holders of the Residual Interest Certificate,
                         the  Class B-2 Notes  and the  lower-rated  classes  of
                         Offered  Notes  to  receive   interest  and  principal,
                         respectively.

Excess Interest:         The  weighted  average  coupon  rate  on the  loans  is
                         generally expected to be higher than the sum of the servicing fee (including the trustee fees) and the weighted average pass through rate on the Notes, thus generating excess interest collections which will be available to fund payments on the Notes on each Payment
                         Date.

Overcollateralization:   Excess   Interest  will  be  applied,   to  the  extent
                         available, to make accelerated payments of principal to
                         the  Notes  then   entitled  to  receive   payments  of
                         principal;  such  application  will cause the aggregate
                         principal balance of the Notes to amortize more rapidly
                         than  the  loans.  Prior  to  the  Stepdown  Date,  the
                         Overcollateralization  Target Amount equals the greater
                         of  (a)  [3.50%]  of  the  sum  of  the  Original  Pool
                         Principal Balance and the Original  Pre-Funding  Amount
                         (the  "Maximum  Collateral  Amount")  and  (b)  the Net
                         Delinquency   Calculation  Amount.  On  and  after  the
                         Stepdown Date, the Overcollateralization  Target Amount
                         equals the greater of (a) [7.00%] of the Pool Principal
                         Balance as of the end of the related Due Period and (b)
                         the   Net   Delinquency    Calculation    Amount.   The
                         Overcollateralization Target Amount will not in any event be less than [0.50%] of the Maximum Collateral
                         Amount (the `Overcollateralization Floor') or greater than the outstanding Class Principal Balances of the Notes.

Undercollateralization:  On the Closing Date, the aggregate principal balance of the Notes will exceed the sum of the Initial Pool Principal Balance and the Original Pre-Funding Amount by approximately 1%. The application of Excess Spread, if available, to reduce the principal balance of the Notes is intended first to eliminate such undercollateralization and then to create the overcollateralization described in the preceding paragraph.

Net Delinquency
Calculation  Amount:     With respect to any Payment Date,  the excess,  if any,
                         of (x) the  product of [1.7] and the Six Month  Rolling
                         Delinquency  Average over (y) the aggregate  amounts of
                         Excess Spread for the three  preceding  Payment  Dates.
                         The Net Delinquency  Calculation  Amount may be removed
                         if the Rating Agencies no longer require it. The Rating
                         Agencies   must  confirm  that  the  original   ratings
                         assigned will not be downgraded or withdrawn as a result of such change. After such change the Net
                         Delinquency Calculation Amount would be deemed to be zero for all future calculations.

 Subordination:          The  rights  of the Class M-1  Noteholders  to  receive
                         payments  of  interest  on each  Payment  Date  will be
                         subordinate  to those of the  Senior  Noteholders,  the
                         rights of the Class M-2 Noteholders to receive payments
                         of interest on each Payment Date will be subordinate to
                         those  of the  Senior  Noteholders  and the  Class  M-1
                         Noteholders, the rights of the Class B-1 Noteholders to
                         receive  payments of interest on each Payment Date will
                         be subordinate to those of the Senior  Noteholders  and
                         Mezzanine  Noteholders,  the  rights  of the  Class B-2
                         Noteholders  to receive  payments  of  interest on each
                         Payment  Date  will  be  subordinate  to  those  of the
                         holders  of the  Offered  Notes,  and the rights of the
                         Residual   Interest   Certificateholders   to   receive
                         distributions on each Payment Date will be subordinate to those of the Noteholders.

                         The rights of the Class M-1 Noteholders to receive payments of principal on each Payment Date will be subordinate to those of the Senior Noteholders, the rights of the Class M-2 Noteholders to receive payments of principal on each Payment Date will be subordinate to those of the Senior Noteholders and the Class M-1 Noteholders, the rights of the Class B-1 Noteholders to receive payments of principal on each Payment Date will be subordinate to those of the Senior Noteholders and Mezzanine Noteholders, the rights of the Class B-2
                         Noteholders  to receive  payments of  principal on each
                         Payment Date will be subordinate to those of the holders of the Offered Notes, and the rights of the Residual Interest Certificateholders to receive distributions on each Payment Date will be subordinate to those of the Noteholders.

Stepdown Date:           The  Stepdown   Date  means  the  first   Payment  Date
                         occurring   after  [May  20,  2001]  as  to  which  the
                         aggregate Class  Principal  Balance of the Senior Notes
                         will be able to be  reduced  to the  excess  of (i) the
                         Pool   Principal    Balance   as   of   the   preceding
                         Determination Date over (ii) the greater of (a) the sum
                         of (1)  approximately  [60.60]%  of the Pool  Principal
                         Balance as of the preceding  Determination Date and (2)
                         the   Overcollateralization   Target  Amount  for  such
                         Payment Date and (b) [0.50%] of the Maximum  Collateral
                         Amount.


Summary of Subordination & Overcollateralization Target Amounts:

                           Initial           Before                    After              After
                           Expected          Stepdown                  Stepdown           Stepdown
                           Subord.(a)        O/C Target (b)            Subord. (c)        O/C Target (d)
                           ----------        --------------            -----------        --------------
Senior Notes                 30.00%               3.50%                  60.60%                7.00%
Class M-1 Notes              20.00%               3.50%                  40.40%                7.00%
Class M-2 Notes              11.00%               3.50%                  22.22%                7.00%
Class B-1 Notes               3.00%               3.50%                   6.06%                7.00%


(a) The initial amount of subordination for each class as of the Closing Date as a percentage of the notes.

(b)  The Overcollateralization Target Amount prior to the Stepdown Date.

(c) The expected subordination for each class on the Stepdown Date as a percentage of the then current collateral balance.

(d) The Overcollateralization Target Amount on and after the Stepdown Date as a percentage of the current collateral balance, but at no time less than the Overcollateralization Floor.

Payment and Distribution
Priorities:              (1) interest to the holders of the Senior Notes;

                         (2) interest to the holders of the Class M-1 Notes;

                         (3) interest to the holders of the Class M-2 Notes;

                         (4) interest to the holders of the Class B-1 Notes;

                         (5) interest to the holders of the Class B-2 Notes;

                         (6) sequentially to pay principal to the holders of the Class A-1, Class A-2, Class A-3, and Class A-4, in that order until the respective Class Principal Balances thereof are reduced to zero, the amount necessary to reduce the aggregate Class Principal Balance of the Senior Notes (excluding the Class A-4 IO Notes) to the Senior Optimal Principal Balance; provided, however, that on each Payment Date occurring on or after any reduction of the Class Principal Balances of the Class M and Class B Notes to zero through the application of Allocable Loss Amounts, payment shall be made among the remaining Senior Notes (excluding the Class A-4 IO) pro rata and not sequentially;

                         (7) sequentially, to the holders of the Class M-1 and the Class M-2 Notes, in that order, until the Class Principal Balances thereof are reduced to the Optimal Principal Balance, respectively;

                         (8) sequentially, to the holders of the Class B-1 Notes and the Class B-2 Notes, in that order, until the Class Principal Balances thereof are reduced to the Optimal Principal Balance;

                         (9) sequentially to the Class M-1 Notes and the Class M-2 Notes, in that order, until their respective Loss Reimbursement Deficiencies, if any, have been paid in full; (10) sequentially, to the Class B-1 Notes and the Class B-2 Notes, in that order, until the applicable Loss Reimbursement Deficiencies, if any, has been paid in full; and (11) any remaining amounts to the holders of the Residual Interest Certificates.

Application of Allocable
Loss Amounts:            In  the  event  that  on any  Payment  Date  after  the
                         Undercollateralization  Amount has been reduced to zero
                         (a) the  aggregate of the Class  Principal  balances of
                         all Classes of Notes on any Payment Date (after  giving
                         effect to all  payments  on such date)  exceeds (b) the
                         sum of the Pool Principal  Balance and the  Pre-Funding
                         Amount, each as of the end of the immediately preceding
                         Due Period (such excess,  an "Allocable  Loss Amount"),
                         such   Allocable   Loss   Amount   will   be   applied,
                         sequentially,  in  reduction  of  the  Class  Principal
                         Balances  of the Class B-2 Notes,  the Class B-1 Notes,
                         the Class M-2  Notes and the Class M-1  Notes,  in that
                         order,  until the respective  Class Principal  Balances
                         thereof have been reduced to zero. On each Payment Date
                         prior  to  the  Payment   Date  on  which  the  Initial
                         Undercollateralization  Amount is reduced to zero,  the
                         Allocable  Loss  Amount  will be zero.  Allocable  Loss
                         Amounts  will not be applied in  reduction of the Class
                         Principal   Balance  of  any  Class  of  Senior  Notes.
                         Allocable Loss Amounts applied to any applicable  Class
                         of   Offered   Notes   will   entitle   such  Class  to
                         reimbursement (such entitlement,  a "Loss Reimbursement
                         Deficiency") in accordance with the payment priorities specified hererin until the earlier of (x) the payment in full of such amount, and (y) the applicable Maturity
                         Date.

Optional Termination:    The holders of an aggregate  percentage interest in the
                         Residual Interest Certificates in excess of 50% may, at
                         their  option,  effect  an  early  termination  of  the
                         Grantor Trust on or after any Payment Date on which the
                         Pool Principal  Balance  declines to 10% or less of the
                         Maximum  Collateral  Amount,  by purchasing  all of the
                         Loans  at  a  price  equal  to  or  greater   than  the
                         Termination Price.

Servicing/Other Fees:    The collateral is subject to certain fees,  including a
                         servicing fee and trustee fees of [1.25]% per annum payable monthly; provided, however, that so long as the required Over-collateralization amount equals the Net
                         Delinquency Calculation Amount, the Servicing Fee shall be equal to [0.75]% per annum.

Advancing by Servicer:   There is no required advancing of delinquent  principal
                         or interest by the Servicer or Trustee.

Tax Considerations:      The issuer will be an Owner  Trust.  The Offered  Notes
                         will be characterized as debt for federal income tax purposes.

ERISA Considerations:    In general,  the Offered Notes will be ERISA  eligible.
                         However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such certificates.

SMMEA Eligibility:       NONE of the Notes will be SMMEA-eligible.

Prospectus:              The  Offered  Notes are  being  offered  pursuant  to a
                         Prospectus  which  includes  a  Prospectus   Supplement
                         (together, the 'Prospectus'). Complete information with
                         respect  to the  Offered  Notes and the  collateral  is
                         contained in the  Prospectus.  The  material  presented
                         herein is qualified in its entirety by the  information
                         appearing  in the  Prospectus.  To the extent  that the
                         foregoing  is  inconsistent  with the  Prospectus,  the
                         Prospectus  shall govern in all respects.  Sales of the
                         Offered  Notes  may  not  be  consummated   unless  the
                         purchaser has received the Prospectus.

DESCRIPTION OF INITIAL LOANS AS OF CUT-OFF DATE


Aggregate Field                   Description   Count       Balance    Pool%

State Name                             Alaska     32        1,406,342   0.86
                                      Arizona    133        5,308,183   3.25
                                     Arkansas     16          499,548   0.31
                                   California    985       43,622,276  26.72
                                     Colorado     94        3,823,988   2.34
                                  Connecticut     61        2,573,471   1.58
                                     Delaware     30          492,914   0.30
                         District of Columbia     21          391,493   0.24
                                      Florida    162        6,107,170   3.74
                                      Georgia      1           24,963   0.02
                                       Hawaii     14          652,195   0.40
                                        Idaho     39        1,349,014   0.83
                                     Illinois      4          162,610   0.10
                                      Indiana    138        3,288,177   2.01
                                         Iowa     26          958,522   0.59
                                       Kansas     69        2,460,529   1.51
                                     Kentucky     31        1,034,974   0.63
                                    Louisiana     31        1,123,757   0.69
                                        Maine      5          180,425   0.11
                                     Maryland    797       16,010,875   9.81
                                Massachusetts     34        1,475,349   0.90
                                     Michigan    199        7,676,657   4.70
                                    Minnesota     54        2,041,362   1.25
                                  Mississippi      5          168,709   0.10
                                     Missouri     77        2,578,788   1.58
                                      Montana     15          470,511   0.29
                                     Nebraska     14          461,740   0.28
                                       Nevada    105        4,178,032   2.56
                                New Hampshire     18          680,696   0.42
                                   New Jersey      2           49,681   0.03
                                   New Mexico     24          870,830   0.53
                                     New York     94        3,785,283   2.32
                               North Carolina     96        3,756,511   2.30
                                 North Dakota      1            6,873   0.00
                                         Ohio    118        4,485,180   2.75
                                     Oklahoma     58        2,061,640   1.26
                                       Oregon     77        3,075,928   1.88
                                 Pennsylvania    483       10,624,172   6.51
                                  Puerto Rico      1            6,135   0.00
                                 Rhode Island     16          530,326   0.32
                               South Carolina     40        1,256,157   0.77
                                    Tennessee     69        2,336,090   1.43
                                        Texas     11          172,728   0.11
                                         Utah     35        1,570,305   0.96
                                     Virginia    472        8,292,663   5.08
                                   Washington    169        7,039,186   4.31
                                West Virginia      1           41,418   0.03
                                    Wisconsin     45        1,854,425   1.14
                                      Wyoming      4          233,892   0.14
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%
DESCRIPTION OF INITIAL LOANS AS OF CUT-OFF DATE


Aggregate Field                   Description   Count       Balance    Pool%

Current Balance                    0K+ to 10K    919        5,863,302   3.59
                                  10K+ to 20K    662        9,696,043   5.94
                                  20K+ to 30K    921       23,805,558  14.58
                                  30K+ to 40K    916       32,290,752  19.78
                                  40K+ to 50K    786       36,770,302  22.52
                                  50K+ to 60K    308       17,139,784  10.50
                                  60K+ to 70K    238       15,535,699   9.52
                                  70K+ to 80K    190       14,147,383   8.67
                                  80K+ to 90K     32        2,718,901   1.67
                                 90K+ to 100K     54        5,284,964   3.24
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Current Rate                         8+ -  9%      4           54,863   0.03
                                     9+ - 10%     36          895,884   0.55
                                    10+ - 11%     84        1,596,435   0.98
                                    11+ - 12%    484       15,330,083   9.39
                                    12+ - 13%  1,733       47,392,552  29.03
                                    13+ - 14%  1,217       44,374,022  27.18
                                    14+ - 15%    854       32,608,298  19.97
                                    15+ - 16%    469       16,474,783  10.09
                                    16+ - 17%    128        3,973,996   2.43
                                    17+ - 18%     13          434,703   0.27
                                    18+ - 19%      4          117,073   0.07
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Lien Type                          First Lien     10          408,970   0.25
                                  Second Lien  4,986      162,223,991  99.37
                                   Third Lien     30          619,728   0.38
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%

DESCRIPTION OF INITIAL LOANS AS OF CUT-OFF DATE


Aggregate Field                   Description   Count       Balance    Pool%


Orig. Combined LTV                30+% to 35%      3           86,451   0.05
                                  35+% to 40%      3           54,241   0.03
                                  40+% to 45%      3           80,371   0.05
                                  45+% to 50%      3           93,966   0.06
                                  50+% to 55%      8          185,923   0.11
                                  55+% to 60%      6          174,894   0.11
                                  60+% to 65%      5          112,925   0.07
                                  65+% to 70%     12          177,753   0.11
                                  70+% to 75%     16          326,477   0.20
                                  75+% to 80%     38          872,396   0.53
                                  80+% to 85%     68        1,171,034   0.72
                                  85+% to 90%    151        2,616,196   1.60
                                  90+% to 95%    267        4,488,311   2.75
                                  95+% to100%    426        8,168,245   5.00
                                100+% to 105%    560       13,345,573   8.17
                                105+% to 110%    595       17,514,091  10.73
                                110+% to 115%    662       22,953,755  14.06
                                115+% to 120%    758       29,524,120  18.08
                                120+% to 125%  1,374       59,305,849  36.33
                          125.01% and greater     68        2,000,117   1.23
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Seasoning                       1 mo. or less  1,656       68,650,379  42.05
                                 2 to 12 mos.  2,180       85,041,817  52.09
                                13 to 24 mos.    290        3,342,278   2.05
                                25 to 36 mos.    478        4,070,978   2.49
                                37 to 48 mos.    383        2,003,216   1.23
                                49 to 60 mos.     37          113,086   0.07
                                61 to 72 mos.      2           30,936   0.02
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Remaining Term                   1 to 30 mos.    688        4,060,858   2.49
                                31 to 60 mos.    539        5,852,727   3.59
                                61 to 90 mos.     17          336,781   0.21
                               91 to 120 mos.    204        6,336,945   3.88
                              121 to 150 mos.      5          167,273   0.10
                              151 to 180 mos.  1,168       41,911,331  25.67
                              181 to 210 mos.      3           71,807   0.04
                              211 to 240 mos.    821       32,580,207  19.96
                              271 to 300 mos.  1,581       71,934,761  44.06
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%
DESCRIPTION OF INITIAL LOANS AS OF CUT-OFF DATE


Aggregate Field                   Description   Count       Balance    Pool%

Original Term              1 mos. to 119 mos.  1,245       10,326,234   6.33
                         120 mos. to 179 mos.    207        6,399,057   3.92
                         180 mos. to 239 mos.  1,168       41,974,556  25.71
                         240 mos. to 299 mos.    825       32,618,081  19.98
                         300 mos. to 360 mos.  1,581       71,934,761  44.06
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Credit Risk - Range                    to 619     29          605,412   0.37
                                   620 to 639    591       15,842,806   9.70
                                   640 to 659    939       31,282,989  19.16
                                   660 to 679  1,013       37,568,939  23.01
                                   680 to 699    907       33,700,111  20.64
                                   700 to 719    702       24,037,058  14.72
                                   720 to 739    413       11,643,260   7.13
                                   740 to 759    226        5,265,913   3.23
                                   760 to 779    150        2,192,785   1.34
                                   780 to 799     38          856,435   0.52
                              800 and greater     18          256,980   0.16
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Debt-to-Income Ratio              Up to 20.00     75        1,936,664   1.19
                               20.01 to 25.00    192        5,802,248   3.55
                               25.01 to 30.00    473       14,595,863   8.94
                               30.01 to 35.00    884       26,292,276  16.11
                               35.01 to 40.00  1,238       36,143,553  22.14
                               40.01 to 45.00  1,390       45,575,413  27.92
                               45.01 to 50.00    664       27,794,861  17.03
                               50.01 to 55.00     97        4,528,077   2.77
                            55.01 and greater     13          583,734   0.36
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%

The Following Tables Run To Call:

                                                                                  % of Prepayment Assumption
CLASS A-1                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------

AVG LIFE                            4.99         1.86         1.44        1.20         1.04         0.93
FIRST PRINCIPAL PAY                06/98        06/98        06/98        06/98       06/98        06/98
LAST PRINCIPAL PAY                 10/07        05/02        05/01        10/00       05/00        02/00
WINDOW (YEARS)                      9.42         4.00         3.00        2.42         2.00         1.75

                                                                      % of Prepayment Assumption
CLASS A-2                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           10.95         4.98         3.74        3.00         2.51         2.17
YIELD @ 100.000                    6.42%        6.38%        6.36%        6.34%       6.32%        6.30%
DURATION                            7.68         4.15         3.24        2.66         2.26         1.97
FIRST PRINCIPAL PAY                10/07        05/02        05/01        10/00       05/00        02/00
LAST PRINCIPAL PAY                 11/10        06/04        12/02        01/02       06/01        01/01
WINDOW (MONTHS)                     3.17         2.17         1.67        1.33         1.17         1.00

                                                                      % of Prepayment Assumption
CLASS A-3                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           15.25         8.01         6.21        5.00         4.16         3.55
YIELD @ 100.000                    6.72%        6.69%        6.68%        6.67%       6.65%        6.64%
DURATION                            9.28         6.00         4.92        4.11         3.52         3.06
FIRST PRINCIPAL PAY                11/10        06/04        12/02        01/02       06/01        01/01
LAST PRINCIPAL PAY                 11/17        12/09        07/07        12/05       09/04        10/03
WINDOW (MONTHS)                     7.08         5.58         4.67        4.00         3.33         2.83

                                                                      % of Prepayment Assumption
CLASS A-4                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           22.03        15.19        12.19        10.16        8.56         7.36
YIELD @ 100.000                    7.14%        7.13%        7.13%        7.12%       7.12%        7.11%
DURATION                           10.88         9.03         7.92        7.02         6.22         5.56
FIRST PRINCIPAL PAY                11/17        12/09        07/07        12/05       09/04        10/03
LAST PRINCIPAL PAY                 07/21        07/15        02/12        12/09       02/08        10/06
WINDOW (MONTHS)                     3.75         5.67         4.67        4.08         3.50         3.08

The Following Tables Run To Call:

                                                                      % of Prepayment Assumption
CLASS M-1                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.39        12.13         9.64        7.95         6.66         5.71
YIELD @ 100.000                    7.30%        7.29%        7.28%        7.27%       7.26%        7.25%
DURATION                           10.08         7.68         6.61        5.75         5.04         4.47
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 07/21        07/15        02/12        12/09       02/08        10/06
WINDOW (MONTHS)                     9.75        10.42         8.58        7.50         6.33         5.42


                                                                      % of Prepayment Assumption
CLASS M-2                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.39        12.13         9.64        7.95         6.66         5.71
YIELD @ 100.000                    7.61%        7.60%        7.59%        7.58%       7.57%        7.56%
DURATION                            9.84         7.55         6.51        5.68         4.99         4.43
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 07/21        07/15        02/12        12/09       02/08        10/06
WINDOW (MONTHS)                     9.75        10.42         8.58        7.50         6.33         5.42

                                                                      % of Prepayment Assumption
CLASS B-1                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.39        12.13         9.64        7.95         6.66         5.71
YIELD @ 100.000                    8.56%        8.55%        8.54%        8.53%       8.52%        8.51%
DURATION                            9.17         7.17         6.23        5.47         4.83         4.30
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 07/21        07/15        02/12        12/09       02/08        10/06
WINDOW (MONTHS)                     9.75        10.42         8.58        7.50         6.33         5.42

The Following Tables Run To Maturity:

                                                                      % of Prepayment Assumption
CLASS A-4                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           22.39        16.48        13.75        11.56        9.84         8.49
YIELD @ 100.000                    7.14%        7.15%        7.16%        7.16%       7.16%        7.16%
DURATION                           10.95         9.36         8.40        7.53         6.76         6.08
FIRST PRINCIPAL PAY                11/17        12/09        07/07        12/05       09/04        10/03
LAST PRINCIPAL PAY                 04/23        10/22        12/21        03/20       10/17        09/15
WINDOW (MONTHS)                     5.50        12.92        14.50        14.33       13.17        12.00

                                                                      % of Prepayment Assumption
CLASS M-1                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.57        12.77        10.42        8.64         7.30         6.27
YIELD @ 100.000                    7.30%        7.30%        7.30%        7.30%       7.29%        7.29%
DURATION                           10.11         7.84         6.85        6.00         5.31         4.73
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 03/23        07/22        05/21        02/19       11/16        08/14
WINDOW (MONTHS)                    11.42        17.42        17.83        16.67       15.08        13.25

                                                                       % of Prepayment Assumption
CLASS M-2                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.57        12.76        10.40        8.61         7.27         6.24
YIELD @ 100.000                    7.61%        7.61%        7.61%        7.60%       7.60%        7.59%
DURATION                            9.87         7.70         6.74        5.92         5.24         4.67
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 03/23        03/22        08/20        02/18       10/15        07/13
WINDOW (MONTHS)                    11.42        17.08        17.08        15.67       14.00        12.17

                                                                      % of Prepayment Assumption
CLASS B-1                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.56        12.71        10.32        8.54         7.19         6.17
YIELD @ 100.000                    8.56%        8.56%        8.55%        8.55%       8.54%        8.53%
DURATION                            9.20         7.29         6.41        5.66         5.02         4.50
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 01/23        07/21        04/19        10/16       04/14        01/12
WINDOW (MONTHS)                    11.25        16.42        15.75        14.33       12.50        10.67




                                                       Deutsche Morgan Grenfell@

--------------------------------------------------------------------------------
               MASTER FINANCIAL ASSET SECURITIZATION TRUST 1998-2
--------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


DESCRIPTION OF LOANS

Characteristics of the pool of Initial Loans as of 4/30/98. A Pre-Funding Account will be established in the amount of $51,747,311.


Total Number of Initial Loans:                           5,026

Current Principal Balance:                        $163,252,689

Average Loan Balance:                                  $32,482

WA Loan Rate:                                           13.70%

WA Original Term (months):                                 235

WA Remaining Term (months):                                232

WA Seasoning (months):                                       4

WA FICO Score:                                            680

WA Debt-to-Income                                       38.70%

WA Original Combined LTV:                              113.73%

% of Second Liens:                                      99.37%

% Owner Occupied:                                       99.92%

% FHA Title I:                                           1.84%

As of the Cut-Off Date, 99.84% of the loans were not more than 30 days late and 100% of the loans were not more than 60 days late.

Note: Additional information regarding the Initial Loans can be found starting on page 10.



PRICING INFORMATION (TO 10% CALL)  (a)
--------------------------------------------------------------------------------------------------------------------------
                                                                  First    Final   Principal               Expected
                     Approximate                           WAL  PrincipalPrincipal  Window     Stated       Ratings
     Class               Size               Coupon      (Years)  Payment  Payment   (Years)   Maturity (Moody's/Fitch/Duff)
--------------------------------------------------------------------------------------------------------------------------
      A-1            $74,260,000          Float (b)(c)   1.20     06/98    10/00     2.42      09/09      Aaa/AAA/AAA
      A-2            $32,072,000          Fixed (c)      3.00     10/00    01/02     1.33      10/12      Aaa/AAA/AAA
      A-3            $28,084,000          Fixed (c)      5.00     01/02    12/05     4.00      11/18      Aaa/AAA/AAA
      A-4            $17,589,000          Fixed (c)      10.16    12/05    12/09     4.08      08/24      Aaa/AAA/AAA
    A-4 IO           $17,589,000(d)       Fixed (c)        -        -        -         -         -        Aaa/AAA/AAA
      M-1            $21,715,000          Fixed (c)      7.95     07/02    12/09     7.50      08/24       Aa2/AA/AA
      M-2            $19,543,500          Fixed (c)      7.95     07/02    12/09     7.50      08/24        A2/A/A
      B-1            $17,372,000          Fixed (c)      7.95     07/02    12/09     7.50      08/24     Baa3/BBB/BBB
      B-2            $6,514,500    Not Publicly Offered
--------------------------------------------------------------------------------------------------------------------------


Notes:(a) 100%  Prepayment  Assumption:  2% CPR in month  1,  and an  additional
          0.929% per annum in each month thereafter until month 15. On and after month 15, 15% CPR.

      (b) The lesser of (i) One-Month LIBOR plus 0.__ % and (ii) the weighted average Coupon Rate of the Loans, less [1.25]% per annum.

      (c) Coupon will be increased by [0.50%] for each payment after the Initial Call Date.

      (d) Notional balance for the first 26 months will equal the Class A-4 Class principal balance and will be zero thereafter.



Pricing Speed:           2% CPR, increasing to 15% over 15 months.

Payment Date:            The  20th  of  each  month  or,  if  such  day is not a
                         Business  Day,  the  next   succeeding   Business  Day,
                         commencing in June 1998.

Settlement Date:         On or about [May 28, 1998]

Cut-off Date:            The close of  business on April 30,  1998.  Because the
                         bonds will be settling flat, only 50% of the collateral
                         interest   payments   collected   during  May  will  be
                         deposited into the Trust.

Payment Delay:           With the  exception  of the Class A-1  Notes,  19 Days.
                         With respect to the Class A-1 Notes, 0 days.

Payment Terms:           Monthly

Interest Accrual         With the  exception  of the Class A-1  Notes,  interest
                         will accrue on the Notes at a Period: fixed rate during
                         the  month  prior to the month of the  related  Payment
                         Date (from and including the Closing Date until the end
                         of  the  month  prior  to  the  month  of  the  related
                         distribution  in the case of the  first  Payment  Date)
                         based on a 30/360 day year.  With  respect to the Class
                         A-1 Notes,  interest will accrue from and including the
                         preceding  Payment  Date  (or from  and  including  the
                         Closing Date in the case of the first  Payment Date) to
                         and including the day prior to the current Payment Date
                         at the Class A-1 Note  Interest  Rate on an  Actual/360
                         day basis.  The "Class A-1 Note Interest  Rate" will be
                         equal to the lesser of (x) with  respect to any Payment
                         Date,  One-Month  LIBOR plus 0._% per annum and (y) the
                         weighted  average  interest  rate  on the  loans,  less
                         [1.25]%  per annum (the rate  described  in this clause
                         (y),  the  "Available   Funds  Cap").   DESCRIPTION  OF
                         SECURITIES

Title of Securities:     Master Financial Asset Securitization Trust 1998-2

Underlying Collateral:   The  Notes   will  be   secured,   in  part,   by  debt
                         consolidation, home improvement, and other primarily second lien home equity loans, with combined loan to value ratios generally in excess of 100%.

Transferor/Servicer:     Master Financial, Inc.

Lead Underwriters:       PaineWebber Incorporated

Co-Underwriters:         Deutsche Morgan Grenfell, Inc. Residential Funding
                         Securities Corporation

Depositor:               PaineWebber Mortgage Acceptance Corporation IV

Owner Trustee:           Wilmington Trust Company

Indenture Trustee:       The Bank of New York

Offering:                Public  shelf  offering - a prospectus  and  prospectus
                         supplement will be distributed after pricing.

Offered Notes:           Class  A-1  through  A-4  Notes  and Class A-4 IO Notes
                         (together, the 'Senior Notes'), Class M-1 and Class M-2
                         Notes  (the  'Mezzanine  Notes')  and  Class  B-1 Notes
                         (together with the Senior Notes, the Mezzanine Notes, and the Class B-2 Notes, the 'Notes'). The Class B-2
                         Notes and the Residual Interest Certificates are NOT being offered publicly.

Class A-4 IO Note :      The Class A-4 IO Notional  Balance will be equal to the
                         Class A-4 Note Balance for each Payment Date up to and including [July 20, 2000] (for the first 26 payment dates). After such Payment Date, the Notional Balance shall be zero. The fixed rate coupon on the Class A-4
                         IO is expected to be [6.320%]. The Class A-4 IO will have no principal balance and will not be entitled to distributions of principal.

Form of Offering:        Book-Entry form, same-day funds through DTC  for all of
                         the Notes.

Denominations:           The Notes are issueable in minimum  denominations of an
                         original amount of $25,000 and multiples of $1,000 thereafter.

Pre-Funding Account:     On the Closing Date,  approximately  [$51,747,311] will
                         be deposited in an account (the "Pre-Funding Account"),
                         which account is in the name of the  Indenture  Trustee
                         and is part of the  Grantor  Trust  and will be used to
                         acquire Subsequent Loans. During the Pre-Funding Period
                         (as  defined  below),  the  amount  on  deposit  in the
                         Pre-Funding   Account  (net  of   investment   earnings
                         thereon) (the "Pre-Funding  Amount") will be reduced by
                         the amount thereof used to purchase Subsequent Loans in
                         accordance  with  the  Grantor  Trust  Agreement.   The
                         "Pre-Funding Period" is the period commencing on the Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account (net of investment earnings thereon) is less than $50,000 and (ii) [August 28, 1998].

Credit Enhancement:      Credit  enhancement  with respect to the Offered  Notes
                         will  be   provided   by  (1)  Excess   Interest,   (2)
                         Overcollateralization  and (3) the subordination of the
                         rights of holders of the Residual Interest Certificate,
                         the  Class B-2 Notes  and the  lower-rated  classes  of
                         Offered  Notes  to  receive   interest  and  principal,
                         respectively.

Excess Interest:         The  weighted  average  coupon  rate  on the  loans  is
                         generally expected to be higher than the sum of the servicing fee (including the trustee fees) and the weighted average pass through rate on the Notes, thus generating excess interest collections which will be available to fund payments on the Notes on each Payment
                         Date.

Overcollateralization:   Excess   Interest  will  be  applied,   to  the  extent
                         available, to make accelerated payments of principal to
                         the  Notes  then   entitled  to  receive   payments  of
                         principal;  such  application  will cause the aggregate
                         principal balance of the Notes to amortize more rapidly
                         than  the  loans.  Prior  to  the  Stepdown  Date,  the
                         Overcollateralization  Target Amount equals the greater
                         of  (a)  [3.50%]  of  the  sum  of  the  Original  Pool
                         Principal Balance and the Original  Pre-Funding  Amount
                         (the  "Maximum  Collateral  Amount")  and  (b)  the Net
                         Delinquency   Calculation  Amount.  On  and  after  the
                         Stepdown Date, the Overcollateralization  Target Amount
                         equals the greater of (a) [7.00%] of the Pool Principal
                         Balance as of the end of the related Due Period and (b)
                         the   Net   Delinquency    Calculation    Amount.   The
                         Overcollateralization Target Amount will not in any event be less than [0.50%] of the Maximum Collateral
                         Amount (the `Overcollateralization Floor') or greater than the outstanding Class Principal Balances of the Notes.

Undercollateralization:  On the Closing Date, the aggregate principal balance of the Notes will exceed the sum of the Initial Pool Principal Balance and the Original Pre-Funding Amount by approximately 1%. The application of Excess Spread, if available, to reduce the principal balance of the Notes is intended first to eliminate such undercollateralization and then to create the overcollateralization described in the preceding paragraph.

Net Delinquency
Calculation Amount:      With respect to any Payment Date,  the excess,  if any,
                         of (x) the  product of [1.7] and the Six Month  Rolling
                         Delinquency  Average over (y) the aggregate  amounts of
                         Excess Spread for the three  preceding  Payment  Dates.
                         The Net Delinquency  Calculation  Amount may be removed
                         if the Rating Agencies no longer require it. The Rating
                         Agencies   must  confirm  that  the  original   ratings
                         assigned will not be downgraded or withdrawn as a result of such change. After such change the Net
                         Delinquency Calculation Amount would be deemed to be zero for all future calculations.

Subordination:           The  rights  of the Class M-1  Noteholders  to  receive
                         payments  of  interest  on each  Payment  Date  will be
                         subordinate  to those of the  Senior  Noteholders,  the
                         rights of the Class M-2 Noteholders to receive payments
                         of interest on each Payment Date will be subordinate to
                         those  of the  Senior  Noteholders  and the  Class  M-1
                         Noteholders, the rights of the Class B-1 Noteholders to
                         receive  payments of interest on each Payment Date will
                         be subordinate to those of the Senior  Noteholders  and
                         Mezzanine  Noteholders,  the  rights  of the  Class B-2
                         Noteholders  to receive  payments  of  interest on each
                         Payment  Date  will  be  subordinate  to  those  of the
                         holders  of the  Offered  Notes,  and the rights of the
                         Residual   Interest   Certificateholders   to   receive
                         distributions  on each Payment Date will be subordinate
                         to those of the  Noteholders.  The  rights of the Class
                         M-1  Noteholders  to receive  payments of  principal on
                         each Payment Date will be  subordinate  to those of the
                         Senior  Noteholders,   the  rights  of  the  Class  M-2
                         Noteholders  to receive  payments of  principal on each
                         Payment Date will be subordinate to those of the Senior
                         Noteholders and the Class M-1  Noteholders,  the rights
                         of the Class B-1  Noteholders  to receive  payments  of
                         principal on each Payment Date will be  subordinate  to
                         those  of  the   Senior   Noteholders   and   Mezzanine
                         Noteholders, the rights of the Class B-2 Noteholders to
                         receive payments of principal on each Payment Date will
                         be  subordinate  to those of the holders of the Offered
                         Notes,   and  the  rights  of  the  Residual   Interest
                         Certificateholders to receive distributions on each Payment Date will be subordinate to those of the Noteholders.

Stepdown Date:           The  Stepdown   Date  means  the  first   Payment  Date
                         occurring   after  [May  20,  2001]  as  to  which  the
                         aggregate Class  Principal  Balance of the Senior Notes
                         will be able to be  reduced  to the  excess  of (i) the
                         Pool   Principal    Balance   as   of   the   preceding
                         Determination Date over (ii) the greater of (a) the sum
                         of (1)  approximately  [60.60]%  of the Pool  Principal
                         Balance as of the preceding  Determination Date and (2)
                         the   Overcollateralization   Target  Amount  for  such
                         Payment Date and (b) [0.50%] of the Maximum  Collateral
                         Amount.


Summary of Subordination & Overcollateralization Target Amounts:

                           Initial           Before                    After              After
                           Expected          Stepdown                  Stepdown           Stepdown
                           Subord.(a)        O/C Target (b)            Subord. (c)        O/C Target (d)
-------------------------------------------------------------------------------------------------------------------

Senior Notes                 30.00%               3.50%                  60.60%                7.00%
Class M-1 Notes              20.00%               3.50%                  40.40%                7.00%
Class M-2 Notes              11.00%               3.50%                  22.22%                7.00%
Class B-1 Notes               3.00%               3.50%                   6.06%                7.00%

-------------------------------------------------------------------------------------------------------------------

(a) The initial amount of subordination for each class as of the Closing Date as a percentage of the notes.
(b)  The Overcollateralization Target Amount prior to the Stepdown Date.
(c) The expected subordination for each class on the Stepdown Date as a percentage of the then current collateral balance.
(d) The Overcollateralization Target Amount on and after the Stepdown Date as a percentage of the current collateral balance, but at no time less than the Overcollateralization Floor.

Payment and Distribution
Priorities:              (1)  interest to the holders of the Senior Notes;
                         (2)  interest to the holders of the Class M-1 Notes;
                         (3)  interest to the holders of the Class M-2 Notes;
                         (4)  interest to the holders of the Class B-1 Notes;
                         (5)  interest to the holders of the Class B-2 Notes;
                         (6)  sequentially  to pay  principal  to the holders of
                              the Class  A-1,  Class A-2,  Class A-3,  and Class
                              A-4,  in that  order  until the  respective  Class
                              Principal Balances thereof are reduced to zero, the amount necessary to reduce the aggregate Class
                              Principal Balance of the Senior Notes (excluding the Class A-4 IO Notes) to the Senior Optimal
                              Principal Balance; provided, however, that on each Payment Date occurring on or after any reduction of the Class Principal Balances of the Class M and Class B Notes to zero through the application of Allocable Loss Amounts, payment shall be made among the remaining Senior Notes (excluding the Class A-4 IO) pro rata and not sequentially;
                         (7)  sequentially,  to the holders of the Class M-1 and
                              the Class M-2 Notes, in that order, until the Class Principal Balances thereof are reduced to the Optimal Principal Balance, respectively;
                         (8)  sequentially,  to the  holders  of the  Class  B-1
                              Notes and the Class B-2 Notes, in that order, until the Class Principal Balances thereof are reduced to the Optimal Principal Balance;
                         (9)  sequentially  to the Class M-1 Notes and the Class
                              M-2 Notes, in that order,  until their  respective
                              Loss Reimbursement Deficiencies, if any, have been paid in full;
                         (10) sequentially, to the Class B-1 Notes and the Class
                              B-2 Notes,  in that  order,  until the  applicable
                              Loss Reimbursement Deficiencies, if any, has been paid in full; and
                         (11) any  remaining  amounts  to  the  holders  of  the
                              Residual Interest Certificates.

Application of Allocable
Loss Amounts:            In  the  event  that  on any  Payment  Date  after  the
                         Undercollateralization  Amount has been reduced to zero
                         (a) the  aggregate of the Class  Principal  balances of
                         all Classes of Notes on any Payment Date (after  giving
                         effect to all  payments  on such date)  exceeds (b) the
                         sum of the Pool Principal  Balance and the  Pre-Funding
                         Amount, each as of the end of the immediately preceding
                         Due Period (such excess,  an "Allocable  Loss Amount"),
                         such   Allocable   Loss   Amount   will   be   applied,
                         sequentially,  in  reduction  of  the  Class  Principal
                         Balances  of the Class B-2 Notes,  the Class B-1 Notes,
                         the Class M-2  Notes and the Class M-1  Notes,  in that
                         order,  until the respective  Class Principal  Balances
                         thereof have been reduced to zero. On each Payment Date
                         prior  to  the  Payment   Date  on  which  the  Initial
                         Undercollateralization  Amount is reduced to zero,  the
                         Allocable  Loss  Amount  will be zero.  Allocable  Loss
                         Amounts  will not be applied in  reduction of the Class
                         Principal   Balance  of  any  Class  of  Senior  Notes.
                         Allocable Loss Amounts applied to any applicable  Class
                         of   Offered   Notes   will   entitle   such  Class  to
                         reimbursement (such entitlement,  a "Loss Reimbursement
                         Deficiency") in accordance with the payment priorities specified hererin until the earlier of (x) the payment in full of such amount, and (y) the applicable Maturity
                         Date.

Optional Termination:    The holders of an aggregate  percentage interest in the
                         Residual Interest Certificates in excess of 50% may, at
                         their  option,  effect  an  early  termination  of  the
                         Grantor Trust on or after any Payment Date on which the
                         Pool Principal  Balance  declines to 10% or less of the
                         Maximum  Collateral  Amount,  by purchasing  all of the
                         Loans  at  a  price  equal  to  or  greater   than  the
                         Termination Price.

Servicing/Other Fees:    The collateral is subject to certain fees,  including a
                         servicing fee and trustee fees of [1.25]% per annum payable monthly; provided, however, that so long as the required Over-collateralization amount equals the Net
                         Delinquency Calculation Amount, the Servicing Fee shall be equal to [0.75]% per annum.

Advancing by Servicer:   There is no required advancing of delinquent  principal
                         or interest by the Servicer or Trustee.

Tax Considerations:      The issuer will be an Owner  Trust.  The Offered  Notes
                         will be characterized as debt for federal income tax purposes.

ERISA Considerations:    In general,  the Offered Notes will be ERISA  eligible.
                         However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such certificates.

SMMEA Eligibility:       NONE of the Notes will be SMMEA-eligible.

Prospectus:              The  Offered  Notes are  being  offered  pursuant  to a
                         Prospectus  which  includes  a  Prospectus   Supplement
                         (together, the 'Prospectus'). Complete information with
                         respect  to the  Offered  Notes and the  collateral  is
                         contained in the  Prospectus.  The  material  presented
                         herein is qualified in its entirety by the  information
                         appearing  in the  Prospectus.  To the extent  that the
                         foregoing  is  inconsistent  with the  Prospectus,  the
                         Prospectus  shall govern in all respects.  Sales of the
                         Offered  Notes  may  not  be  consummated   unless  the
                         purchaser has received the Prospectus.

DESCRIPTION OF INITIAL LOANS AS OF CUT-OFF DATE

Aggregate Field Description Count Balance Pool%

State Name                             Alaska     32        1,406,342   0.86
                                      Arizona    133        5,308,183   3.25
                                     Arkansas     16          499,548   0.31
                                   California    985       43,622,276  26.72
                                     Colorado     94        3,823,988   2.34
                                  Connecticut     61        2,573,471   1.58
                                     Delaware     30          492,914   0.30
                         District of Columbia     21          391,493   0.24
                                      Florida    162        6,107,170   3.74
                                      Georgia      1           24,963   0.02
                                       Hawaii     14          652,195   0.40
                                        Idaho     39        1,349,014   0.83
                                     Illinois      4          162,610   0.10
                                      Indiana    138        3,288,177   2.01
                                         Iowa     26          958,522   0.59
                                       Kansas     69        2,460,529   1.51
                                     Kentucky     31        1,034,974   0.63
                                    Louisiana     31        1,123,757   0.69
                                        Maine      5          180,425   0.11
                                     Maryland    797       16,010,875   9.81
                                Massachusetts     34        1,475,349   0.90
                                     Michigan    199        7,676,657   4.70
                                    Minnesota     54        2,041,362   1.25
                                  Mississippi      5          168,709   0.10
                                     Missouri     77        2,578,788   1.58
                                      Montana     15          470,511   0.29
                                     Nebraska     14          461,740   0.28
                                       Nevada    105        4,178,032   2.56
                                New Hampshire     18          680,696   0.42
                                   New Jersey      2           49,681   0.03
                                   New Mexico     24          870,830   0.53
                                     New York     94        3,785,283   2.32
                               North Carolina     96        3,756,511   2.30
                                 North Dakota      1            6,873   0.00
                                         Ohio    118        4,485,180   2.75
                                     Oklahoma     58        2,061,640   1.26
                                       Oregon     77        3,075,928   1.88
                                 Pennsylvania    483       10,624,172   6.51
                                  Puerto Rico      1            6,135   0.00
                                 Rhode Island     16          530,326   0.32
                               South Carolina     40        1,256,157   0.77
                                    Tennessee     69        2,336,090   1.43
                                        Texas     11          172,728   0.11
                                         Utah     35        1,570,305   0.96
                                     Virginia    472        8,292,663   5.08
                                   Washington    169        7,039,186   4.31
                                West Virginia      1           41,418   0.03
                                    Wisconsin     45        1,854,425   1.14
                                      Wyoming      4          233,892   0.14
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%

DESCRIPTION OF INITIAL LOANS AS OF CUT-OFF DATE

Aggregate Field                   Description   Count       Balance    Pool%

Current Balance                    0K+ to 10K    919        5,863,302   3.59
                                  10K+ to 20K    662        9,696,043   5.94
                                  20K+ to 30K    921       23,805,558  14.58
                                  30K+ to 40K    916       32,290,752  19.78
                                  40K+ to 50K    786       36,770,302  22.52
                                  50K+ to 60K    308       17,139,784  10.50
                                  60K+ to 70K    238       15,535,699   9.52
                                  70K+ to 80K    190       14,147,383   8.67
                                  80K+ to 90K     32        2,718,901   1.67
                                 90K+ to 100K     54        5,284,964   3.24
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%

Aggregate Field                   Description   Count       Balance    Pool%
Current Rate                         8+ -  9%      4           54,863   0.03
                                     9+ - 10%     36          895,884   0.55
                                    10+ - 11%     84        1,596,435   0.98
                                    11+ - 12%    484       15,330,083   9.39
                                    12+ - 13%  1,733       47,392,552  29.03
                                    13+ - 14%  1,217       44,374,022  27.18
                                    14+ - 15%    854       32,608,298  19.97
                                    15+ - 16%    469       16,474,783  10.09
                                    16+ - 17%    128        3,973,996   2.43
                                    17+ - 18%     13          434,703   0.27
                                    18+ - 19%      4          117,073   0.07
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%

Aggregate Field                   Description   Count       Balance    Pool%

Lien Type                          First Lien     10          408,970   0.25
                                  Second Lien  4,986      162,223,991  99.37
                                   Third Lien     30          619,728   0.38
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%

DESCRIPTION OF INITIAL LOANS AS OF CUT-OFF DATE

Aggregate Field                   Description   Count       Balance    Pool%

Orig. Combined LTV                30+% to 35%      3           86,451   0.05
                                  35+% to 40%      3           54,241   0.03
                                  40+% to 45%      3           80,371   0.05
                                  45+% to 50%      3           93,966   0.06
                                  50+% to 55%      8          185,923   0.11
                                  55+% to 60%      6          174,894   0.11
                                  60+% to 65%      5          112,925   0.07
                                  65+% to 70%     12          177,753   0.11
                                  70+% to 75%     16          326,477   0.20
                                  75+% to 80%     38          872,396   0.53
                                  80+% to 85%     68        1,171,034   0.72
                                  85+% to 90%    151        2,616,196   1.60
                                  90+% to 95%    267        4,488,311   2.75
                                  95+% to100%    426        8,168,245   5.00
                                100+% to 105%    560       13,345,573   8.17
                                105+% to 110%    595       17,514,091  10.73
                                110+% to 115%    662       22,953,755  14.06
                                115+% to 120%    758       29,524,120  18.08
                                120+% to 125%  1,374       59,305,849  36.33
                          125.01% and greater     68        2,000,117   1.23
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Seasoning                       1 mo. or less  1,656       68,650,379  42.05
                                 2 to 12 mos.  2,180       85,041,817  52.09
                                13 to 24 mos.    290        3,342,278   2.05
                                25 to 36 mos.    478        4,070,978   2.49
                                37 to 48 mos.    383        2,003,216   1.23
                                49 to 60 mos.     37          113,086   0.07
                                61 to 72 mos.      2           30,936   0.02
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%

Aggregate Field                   Description   Count       Balance    Pool%
Remaining Term                   1 to 30 mos.    688        4,060,858   2.49
                                31 to 60 mos.    539        5,852,727   3.59
                                61 to 90 mos.     17          336,781   0.21
                               91 to 120 mos.    204        6,336,945   3.88
                              121 to 150 mos.      5          167,273   0.10
                              151 to 180 mos.  1,168       41,911,331  25.67
                              181 to 210 mos.      3           71,807   0.04
                              211 to 240 mos.    821       32,580,207  19.96
                              271 to 300 mos.  1,581       71,934,761  44.06
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%

DESCRIPTION OF INITIAL LOANS AS OF CUT-OFF DATE

Aggregate Field                   Description   Count       Balance    Pool%

Original Term              1 mos. to 119 mos.  1,245       10,326,234   6.33
                         120 mos. to 179 mos.    207        6,399,057   3.92
                         180 mos. to 239 mos.  1,168       41,974,556  25.71
                         240 mos. to 299 mos.    825       32,618,081  19.98
                         300 mos. to 360 mos.  1,581       71,934,761  44.06
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%

Aggregate Field                   Description   Count       Balance    Pool%

Credit Risk - Range                    to 619     29          605,412   0.37
                                   620 to 639    591       15,842,806   9.70
                                   640 to 659    939       31,282,989  19.16
                                   660 to 679  1,013       37,568,939  23.01
                                   680 to 699    907       33,700,111  20.64
                                   700 to 719    702       24,037,058  14.72
                                   720 to 739    413       11,643,260   7.13
                                   740 to 759    226        5,265,913   3.23
                                   760 to 779    150        2,192,785   1.34
                                   780 to 799     38          856,435   0.52
                              800 and greater     18          256,980   0.16
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%

Aggregate Field                   Description   Count       Balance    Pool%
Debt-to-Income Ratio              Up to 20.00     75        1,936,664   1.19
                               20.01 to 25.00    192        5,802,248   3.55
                               25.01 to 30.00    473       14,595,863   8.94
                               30.01 to 35.00    884       26,292,276  16.11
                               35.01 to 40.00  1,238       36,143,553  22.14
                               40.01 to 45.00  1,390       45,575,413  27.92
                               45.01 to 50.00    664       27,794,861  17.03
                               50.01 to 55.00     97        4,528,077   2.77
                            55.01 and greater     13          583,734   0.36
                                              ------      ----------- ------
                                               5,026     $163,252,689 100.00%

The Following Tables Run To Call:

                                                                                  % of Prepayment Assumption
CLASS A-1                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                            4.99         1.86         1.44        1.20         1.04         0.93
FIRST PRINCIPAL PAY                06/98        06/98        06/98        06/98       06/98        06/98
LAST PRINCIPAL PAY                 10/07        05/02        05/01        10/00       05/00        02/00
WINDOW (YEARS)                      9.42         4.00         3.00        2.42         2.00         1.75

                                                                      % of Prepayment Assumption
CLASS A-2                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           10.95         4.98         3.74        3.00         2.51         2.17
YIELD @ 100.000                    6.42%        6.38%        6.36%        6.34%       6.32%        6.30%
DURATION                            7.68         4.15         3.24        2.66         2.26         1.97
FIRST PRINCIPAL PAY                10/07        05/02        05/01        10/00       05/00        02/00
LAST PRINCIPAL PAY                 11/10        06/04        12/02        01/02       06/01        01/01
WINDOW (MONTHS)                     3.17         2.17         1.67        1.33         1.17         1.00

                                                                      % of Prepayment Assumption
CLASS A-3                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           15.25         8.01         6.21        5.00         4.16         3.55
YIELD @ 100.000                    6.72%        6.69%        6.68%        6.67%       6.65%        6.64%
DURATION                            9.28         6.00         4.92        4.11         3.52         3.06
FIRST PRINCIPAL PAY                11/10        06/04        12/02        01/02       06/01        01/01
LAST PRINCIPAL PAY                 11/17        12/09        07/07        12/05       09/04        10/03
WINDOW (MONTHS)                     7.08         5.58         4.67        4.00         3.33         2.83

                                                                      % of Prepayment Assumption
CLASS A-4                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           22.03        15.19        12.19        10.16        8.56         7.36
YIELD @ 100.000                    7.14%        7.13%        7.13%        7.12%       7.12%        7.11%
DURATION                           10.88         9.03         7.92        7.02         6.22         5.56
FIRST PRINCIPAL PAY                11/17        12/09        07/07        12/05       09/04        10/03
LAST PRINCIPAL PAY                 07/21        07/15        02/12        12/09       02/08        10/06
WINDOW (MONTHS)                     3.75         5.67         4.67        4.08         3.50         3.08





The Following Tables Run To Call:

                                                                      % of Prepayment Assumption
CLASS M-1                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.39        12.13         9.64        7.95         6.66         5.71
YIELD @ 100.000                    7.30%        7.29%        7.28%        7.27%       7.26%        7.25%
DURATION                           10.08         7.68         6.61        5.75         5.04         4.47
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 07/21        07/15        02/12        12/09       02/08        10/06
WINDOW (MONTHS)                     9.75        10.42         8.58        7.50         6.33         5.42

                                                                      % of Prepayment Assumption
CLASS M-2                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.39        12.13         9.64        7.95         6.66         5.71
YIELD @ 100.000                    7.61%        7.60%        7.59%        7.58%       7.57%        7.56%
DURATION                            9.84         7.55         6.51        5.68         4.99         4.43
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 07/21        07/15        02/12        12/09       02/08        10/06
WINDOW (MONTHS)                     9.75        10.42         8.58        7.50         6.33         5.42

                                                                      % of Prepayment Assumption
CLASS B-1                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.39        12.13         9.64        7.95         6.66         5.71
YIELD @ 100.000                    8.56%        8.55%        8.54%        8.53%       8.52%        8.51%
DURATION                            9.17         7.17         6.23        5.47         4.83         4.30
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 07/21        07/15        02/12        12/09       02/08        10/06
WINDOW (MONTHS)                     9.75        10.42         8.58        7.50         6.33         5.42





The Following Tables Run To Maturity:

                                                                      % of Prepayment Assumption
CLASS A-4                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           22.39        16.48        13.75        11.56        9.84         8.49
YIELD @ 100.000                    7.14%        7.15%        7.16%        7.16%       7.16%        7.16%
DURATION                           10.95         9.36         8.40        7.53         6.76         6.08
FIRST PRINCIPAL PAY                11/17        12/09        07/07        12/05       09/04        10/03
LAST PRINCIPAL PAY                 04/23        10/22        12/21        03/20       10/17        09/15
WINDOW (MONTHS)                     5.50        12.92        14.50        14.33       13.17        12.00

                                                                      % of Prepayment Assumption
CLASS M-1                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.57        12.77        10.42        8.64         7.30         6.27
YIELD @ 100.000                    7.30%        7.30%        7.30%        7.30%       7.29%        7.29%
DURATION                           10.11         7.84         6.85        6.00         5.31         4.73
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 03/23        07/22        05/21        02/19       11/16        08/14
WINDOW (MONTHS)                    11.42        17.42        17.83        16.67       15.08        13.25

                                                                      % of Prepayment Assumption
CLASS M-2                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.57        12.76        10.40        8.61         7.27         6.24
YIELD @ 100.000                    7.61%        7.61%        7.61%        7.60%       7.60%        7.59%
DURATION                            9.87         7.70         6.74        5.92         5.24         4.67
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 03/23        03/22        08/20        02/18       10/15        07/13
WINDOW (MONTHS)                    11.42        17.08        17.08        15.67       14.00        12.17

                                                                      % of Prepayment Assumption
CLASS B-1                            0%          50%          75%         100%         125%         150%
---------------                 -----------    -------      --------    --------     --------     --------
AVG LIFE                           19.56        12.71        10.32        8.54         7.19         6.17
YIELD @ 100.000                    8.56%        8.56%        8.55%        8.55%       8.54%        8.53%
DURATION                            9.20         7.29         6.41        5.66         5.02         4.50
FIRST PRINCIPAL PAY                11/11        03/05        08/03        07/02       11/01        06/01
LAST PRINCIPAL PAY                 01/23        07/21        04/19        10/16       04/14        01/12
WINDOW (MONTHS)                    11.25        16.42        15.75        14.33       12.50        10.67